UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 22, 2016, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) filed with the Securities and Exchange Commission (“SEC”) the Proxy Statement on Schedule 14A for our 2016 annual meeting of stockholders. On or about March 30, 2016, we will mail a Notice of Internet Availability of Proxy Materials to stockholders of record at the close of business on March 4, 2016, the record date for our 2016 annual meeting of stockholders. The booklet entitled “The Life in a Day of Equity LifeStyle Properties 2015” (the “2015 ELS Storybook”) will be available for stockholders to view, together with our Proxy Statement on Schedule 14A (including proxy card) and our 2015 Annual Report. The 2015 ELS Storybook contains a letter from our Chairman of the Board, Samuel Zell, and our President and Chief Executive Officer, Marguerite Nader; information about our properties; an industry growth comparison and pictures of certain of our properties. Accordingly, as the 2015 ELS Storybook could be deemed to be solicitation materials under the SEC’s proxy rules, we are filing this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	The Life in a Day of Equity LifeStyle Properties, Inc. 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

	By:	/s/ Paul Seavey
Paul Seavey
Date: March 23, 2016	Executive Vice President, Chief Financial Officer and Treasurer